SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  October 15, 1998


                       Data Systems Network Corporation
            (Exact name of registrant as specified in its charter)


                                   Michigan
                (State or other jurisdiction of incorporation)


             1-13424                             38-2649874
     (Commission File Number)          (IRS Employer Identification No.)

   34705 West Twelve Mile Road, Suite 300, Farmington Hills, Michigan 48331
             (Address of principal executive offices)   (Zip Code)


      Registrant's telephone number, including area code:  (248) 489-8700

                                Not Applicable
         (Former name or former address, if changed since last report)






































ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On October 15, 1998, Plante & Moran, LLP ("Plante") informed the Board of Directors of Data Systems Network Corporation (the "Registrant") that it will decline to stand for reappointment, if asked, as auditors for the Registrant. Plante also notified the Registrant at that time that, as of the date of such notification, the client-auditor relationship between the parties was terminated. The Registrant is currently in the process of selecting independent accountants for its fiscal year ended December 31, 1998. The Registrant has placed no limitations on Plante responding fully to inquiries of the successor accountant.

         The reports of Plante on the Registrant's financial statements for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that, as issued, Plante's report dated August 20, 1998 included a modification addressing the Registrant's going concern uncertainty. The Registrant's plans concerning these matters are described in the footnotes attached to the financial statement referenced in the report.

         In connection with its audits for the two most recent fiscal years and through August 20, 1998, (i) there were no disagreements between the Registrant and Plante on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Plante would have caused them to make reference thereto in their report on the financial statement for such fiscal years and (ii) there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v) except that Plante advised the Audit Committee of the Registrant's Board of Directors, by letter dated May 21, 1998, of certain items it considered to be material weaknesses in internal controls in 1997 relating to the Registrant's general accounting practices then in place, including those relating to billing, accounts payable and inventory. These items were discussed with the Audit Committee on September 15, 1998, and management has, and will continue to address the recommendations of Plante.

         The Registrant has provided Plante with a copy of the above disclosures which the Registrant is making in response to Item 304(a) of Regulation S-K and has requested that Plante furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of such letter dated October 22, 1998 is filed as Exhibit 16 to this Form 8-K.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16       Letter from Plante & Moran, LLP, dated October 22, 1998


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 22, 1998                     DATA SYSTEMS NETWORK CORPORATION


                                     By: /s/Michael W. Grieves
                                         -----------------------------------
                                         Michael W. Grieves
                                         Chairman, President and Chief
                                         Executive Officer